NEURALSTEM INC.

"Fast-Acting Synaptic Plasticity Effects of NSI-189 at High Doses"

Karl Johe, Ph.D.
Chief Scientific Officer

MGH CTNI Europe 2018

June 30, 2018

Safe Harbor & Conflict of Interest Statements

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Neuralstem, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Neuralstem's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem's Securities and Exchange Commission filings. For links to SEC documents please visit the company's Web site: neuralstem.com.

Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on March 14, 2016, Form 10-Q for the period ended September 30, 2016, an in other reports filed with the SEC. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.

Dr. Karl Johe is an employee of Neuralstem, Inc. and holds patents and financial interests in Neuralstem, Inc.

Figure 1. Schematic illustration of adult neurogenesis in the adult rodent and human brain.


A
Rodent brain
LV
OB
DG
B
Human brain
LV
Striatum
DG
C
DG
D
DG

Ernst A, Frisén J (2015) Adult Neurogenesis in Humans- Common and Unique Traits in Mammals. PLOS Biology 13(1): e1002045.

https://doi.org/10.1371/journal.pbio.1002045
http://journals.plos.org/plosbiology/article?id=10.1371/journal.pbio.1002045

PLOS | BIOLOGY
FIFTEENTH ANNIVERSARY

Adult Neurogenesis in Humans

Bergmann O1, Spalding KL1, Frisén J1.


Nonrenewing neurons
Neurons born the last year
Decade cohorts
Number of neurons (millions)
50
40
30
20
10
0
10
20
30
40
50
60
70
80
90
100
Age of individual (years)

PMC full text:

Cold Spring Harb Perspect Biol. 2015 Jul; 7(7): a018994.
doi: 10.1101/cshperspect.a018994

(A) Example of hippocampus segmentation and graphs demonstrating an increase in hippocampus volume for the aerobic exercise group and a decrease in volume for the stretching control group.


A
Hippocampus
LEFT HIPPOCAMPUS
RIGHT HIPPOCAMPUS
B
Caudate Nucleus
LEFT CAUDATE NUCLEUS
RIGHT CAUDATE NUCLEUS
C
Thalamus
THALAMUS
Baseline
6-months
1-year
Exercise
Stretching

Kirk I. Erickson et al. PNAS 2011;108:7:3017-3022

Subcortical brain alterations in major depressive disorder: meta-analysis of 1728 MDD vs. 7199 Controls



Subcortical volume differences separately for first episode and recurrent MDD patients, versus controls
Subcortical volume differences separately for early and late onset MDD patients, versus controls
ICV
Accumbens
Amygdala**
Hippocampus*
Pallidum
Putamen
Caudate
Thalamus
Lateral ventricles
Recurrent
First episode
Late onset
Early onset
-0.3 -0.2 -0.1 0 0.1 0.2
-0.4 -0.3 -0.2 -0.1 0 0.1 0.2 0.3
Cohen's d effect size [95% CI]
Cohen's d effect size [95% CI]
Molecular Psychiatry

Molecular Psychiatry (2016) **21**, 806-812;doi:10.1038/mp.2015.69

Discovery of Neurogenic Drugs
Based on Human Hippocampal Neurogenesis *in vitro*



Day 0 | Day 7 | Vehicle Control | NSI-106

Neurogenesis in Healthy Adult Mouse by NSI Compounds (10 mg/kg po)


Vehicle
Hilus
gcl
NSI-158
gcl
Hilus
Vehicle
NSI-144
NSI-190


1 Vehicle (n=7)
2 NSI-160 (n=8)
3 NSI-158 (n=7)
4 NSI-189 (n=6)
5 NSI-149 (n=6)
** : p=0.014
* : p=0.019
Total number of BrdU-IR cells
0
1000
2000
3000
4000
5000
1 2 3 4 5


1= Vehicle (n=6)
2= NSI-150 (n=7)
3= NSI-144 (n=8)
4= NSI-130 (n=8)
5= NSI-137 (n=7)
6= NSI-142 (n=8)
7= NSI-143 (n=8)
8= NSI-127 (n=8)
9= NSI-190 (n=7)
10= NSI-182 (n=6)
11= NSI-183 (n=8)
12= NSI-185 (n=8)
** p<0.01; * p<0.05
Total number of BrdU-IR cells
1 2 3 4 5 6 7 8 9 10 11 12

*Conducted by Cerep & NeuroDetective Inc.

Effect in Chronic Novelty Suppressed Feeding Model of Depression: Increased HI Neurogenesis and Volume (10-30mg/kg po)



Latency to eat (sec)
1200
1050
900
750
600
450
300
150
0
Water
Imipramine 60 mg/kg
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg
* p<0.05





BrdU Cell Count
Total Cell Counts (n=?/group)
12000
10000
8000
6000
4000
2000
0
Vehicle
Imipramine
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg



DG Volume
Volume(mm³)
Vehicle
Imipramine
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg



CA3 Volume
Volume(mm³)
Vehicle
Imipramine
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg



CA1/CA2 Volume Analysis
Volume(mm³)
Vehicle
Imipramine
NSI-189 3mg/kg
NSI-189 10mg/kg
NSI-189 30mg/kg
NSI-189 100mg/kg

Synaptic Remodeling during Recovery from Ischemic Stroke Brain (30mg/kg po)

	12 Weeks Vehicle	12 Weeks NSI-189
MAP-2ab Staining in Hippocampus		
MAP-2ab Staining in Cerebral Cortex		



cc
V
ST

A. MAP-2 in Cerebral cortex



MAP-2 in Cerebral Cortex
MAP-2 Density (pixel Intensity/um²)
5
45
4
35
3
25
2
15
1
05
0
12 Week- Cont ol
12 Week NSI 189...
24 Week- Cont ol
24 Week NSI 189...

B. MAP-2 in Hippocampus



MAP-2 in Hippocampus
* p<0.0005
* p<0.0291
MAP-2 Density (pixel Intensity/um²)
80
70
60
50
40
30
20
10
00
12 Week- Cont ol
12 Week NSI 189...
24 Week- Cont ol
24 Week NSI 189...

Motor Nerve Conduction Velocity in Type 1 and Type 2 Diabetic Models (10-30mg/kg po)

Type 1 Diabetes Model—Intervention Study


Conduction Velocity (m/s)
Weeks of Diabetes
Treatment Initiated
Ctl + Vehicle
Diabetes + Vehicle
Diabetes + NSI189

Type 2 Diabetes Model—Prevention Study


MNCV
MNCV (m/s)
weeks of treatment
WT
db/db
WT+NSI189
db/db+NSI189


Paw Skin IENF
Paw Skin Dermal Nerves
Corneal Sub Basal Nerve Plexus
Corneal Stroma
profiles/mm
% occupancy
control
STZ
STZ+NSI189 (I)



Number of PGP 9.5-stained profiles in the epidermis (intra-epidermal nerve fibers: IENF)



3D reconstruction of nerve structure in the mouse cornea: A delta fibers (yellow) penetrating the Bowman's layer and spreading into the sub-basal nerve plexus (red)

Amelioration of Cognitive Deficits in Radiation-Induced Brain Injury Model (30mg/kg po)

Spatial Cognitive Impairment
Novel Place Recognition Task



p<0.05
p<0.05
Exploration Ratio
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Episodic Memory
Novel Object Recognition Task



p<0.05
p<0.05
Exploration Ratio
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatial Memory
Object in Place Task



p<0.05
Exploration Ratio
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatiotemporal Episodic Memory
Temporal Order Task



p<0.05
p<0.05
Exploration Ratio
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Neurogenesis



A
B
C
D
Control
Irradiation
Irradiation
+ NSI-189
P < 0.01
P < 0.05
Percentage BrdU+/NeuN+ cells
Control
Irradiation
Irradiation + NSI-189

Hippocampal Volume



Barrett et al. (2017) Radiation Research 189(4):345-353. 2018
https://doi.org/10.1667/RR14879.1

Dose Escalation Safety for 28 days in MDD Patients

A Phase 1B, Randomized, Double-Blind, Placebo-Controlled, Multiple-Dose Escalation Study Evaluating the Effects of NSI-189 Phosphate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD)

Maurizio Fava, M.D., Karl Johe, Ph.D., Lev G. Gertsik, MD, Larry Ereshefsky, PharmD, Bettina Hoeppner, Ph.D., Martina Flynn, David Mischoulon, M.D., Ph.D., Gustavo Kinrys, M.D., and Marlene Freeman, M.D.

Phase 1b Study Design

- Double-blind, randomized, placebo-controlled, multiple-dose study with three ascending cohorts (N=24)

Cohort 1	N=8 (6 drug, 2 placebo)	40 mg QD
Cohort 2	N=8 (6 drug, 2 placebo)	40 mg BID
Cohort 3	N=8 (6 drug, 2 placebo)	40 mg TID

Drug Treatment: 28 days	**No-Drug Follow up: 35, 42, 49, 70, 84**

Participants

- Male or female, 18 to 60 years of age, diagnosed with MDD, recurrent, as per DSM-IV-TR confirmed by SCID-CT
- Patients at screening could be taking an antidepressant medication(s), or have a history of taking antidepressant medication(s) in the past for their depressive disorder
- At least two prior depressive episodes (including current episode)

Phase 1b Clinical Outcomes

MADRS

SDQ



p=0.09
d=0.95
p=0.19
d=0.84
Montgomery and Asberg Depression Rating Scale
Study Day
p=0.02
d=0.90
p=0.03
d=1.10
Symptoms of Depression Questionnaire
Study Day
p=0.01
d=0.94
p<0.01
d=1.20
Cognitive and Physical Functioning Questionnaire
Study Day
p=0.22
d=0.57
p=0.09
d=1.13
Clinical Global Impression Scale Improvements
Study Day
Placebo
NS-189
NS-189 1x per day
NS-189 2x per day
NS-189 3x per day

CPFQ

CGI-I

Biomarker Results

qEEG

Topographs of High Frequency alpha (10-12 Hz): Day 28 from Baseline


NSI-189
Placebo
Pre-dose
Post-dose

Left posterior temporal (T5) (t=2.45, p=0.02)
Left parietal regions (P3) (t=3.31, p=0.004)

MRI


Left Hippocampal Vol
Change from Baseline
100
50
0
-50
-100
-150
0
20
40
60
80
100
Study Days
QD
TID
BID
Placebo

Blood

Pt. ID	Designation	Probability
501	PR	1.000
502	R	1.000
504	R	1.000
505	R	1.000
506	R	1.000
508	NR	0.032
602	R	1.000
603	R	0.961
604	PR	1.000
605	PR	1.000
606	PR	0.998
608*	PR*	0.000*
627	R	0.980
701	R	1.000
702	R	0.987
703	R	0.000
705	NR	0.031
706	R	1.000
707	R	0.995

Phase 2a Mono-Therapy of Recurrent MDD


Study Design
Sequential Comparison Parallel Design
Screened
(350)
Randomization
(220)
NSI189 80mg
(44)
NSI189 40mg
(44)
Placebo
(132)
Responder
(38)
Non-Responder
(81)
NSI189 80mg
(40)
NSI189 40mg
(40)
Placebo
(38)
Placebo
(27)
NSI189 80mg
(27)
NSI189 40mg
(27)
Stage 1
6 weeks
Stage 2
6 weeks

Screening period: 14-28 days

Treatment period: 12 wks, Assessments performed weekly

Stat Power: >80% , 2-sided $p \leq 0.05$, d=0.5 (MADRS)

Long-Term follow-up (separate study): 24 weeks to assess durability (open label, all subjects discontinue treatment)

MDD Phase 2a Study Results

Endpoint	Validated/FDA Accepted	40mg stat sig (combined)	Cohen's d (stage 2)	80mg statsig (combined)	Cohen's d (stage 2)
MADRS (Primary)	Yes/Yes	No	0.25	No	0.19
HAMD-17	Yes/Yes	No	0.33	No	0.38
QIDS-SR (patient reported)*	Yes/No	p=0.040 (Stage 2 only)	0.68	No	0.39
SDQ (patient reported)*	Yes/No	p = 0.044	0.64	No	0.20
CPFQ (patient reported)*	Yes/No	p=0.035	0.47	No	0.10
CGI-I	Yes/Yes (2°)	Trend p=0.148	0.58	Trend p=0.081	0.46
CGI-S	Yes/Yes (2°)	Trend p=0.132	0.56	Trend p=0.055	0.66
Cogstate Brief Battery	Yes/No	No	0.2-0.3	No	0.2-0.3
CogScreen-MDD	Yes/Yes (safety only)				
Executive Function*		p=0.048	0.66	Trend p=0.150	0.59
Attention*		P=0.034	0.27	No	0.17
Memory**		p=0.002	1.12	p=0.015	0.69
Working memory*		p=0.020*(Stage 2 only)	0.81	Trend p=0.125	0.51

*p<0.05; **p<0.01

CogScreen-MDD Test Findings for NSI-189 v Placebo
(Following 6 weeks of Treatment*)

40mg vs. Placebo	80mg vs. Placebo
Simple Attention (SATADRTC); Improved response speed	**Simple Attention** (SATADACC), Improved response accuracy
Complex attention / Executive Function (SATACACC); Improved accuracy	
Memory (SDCDRACC); Improved accuracy	**Memory** (SDCDRACC); Improved accuracy
	Reduced impact of negative feedback on subsequent responses on Working Memory task SATINRTI; Improved response speed

*SCPD design not suitable for evaluating effects of 12 weeks of treatment.

Effect of NSI-189 vs. Placebo on Recurrent MDD


Stage 2 Cohen's d
Working Memory *
Memory **
Reaction Accuracy *
Reaction Speed (stage1) *
Mental Flexibility *
CPFQ *
SDQ-Outlook *
SDQ-Depression *
SDQ *
QIDS-SR *
HAMD-6 Anxiety
HAMD-6 Depression
HAMD-17
MADRS-6
MADRS-10
-1.2
-1.0
-0.8
-0.6
-0.4
-0.2
0.0
Improvement
40mg
80mg
* p≤0.05
** p<0.01

Number of CogScreen-MDD Variables (n=33) Showing Significant ($p < 0.05$) Correlation with Depression Severity

	At Baseline Visit	At 12 –Week Visit
MADRS	4 (11%)	4 (11%)
HAMD-17	5 (14%)	6 (16%)
SDQ	6 (16%)	3 (8%)
CPFQ	**11 (30%)**	5 (14%)

- For 33 variables, 2 variables (5%) are expected by random chance to show correlation at $p<0.05$.
- Findings suggest that performance on CogScreen-MDD has little relationship to clinician-rated depression severity.
- Strongest relationship found is between self-reported cognitive difficulties (CPFQ) and CogScreen-MDD at Baseline.

Summary

- NSI-189 (40/80mg) showed significant improvement in cognitive functioning following 6-weeks of treatment.
- CogScreen-MDD measures of processing speed, working memory, executive functioning, and negative feedback, were found to be relatively insensitive to depression severity but were sensitive to treatment with NSI-189.
- Improvements in cognitive functioning appeared to be independent of clinician-rated change in mood.

Dose- & Time-dependent Enhancement of LTP Magnitude *in vitro*



Control
10 uM
3 uM
1 uM
300 nM
100 nM
fEPSP slope (% of baseline)
Time (min)
**
***
**
Control
10 uM
3 uM
1 uM
300 nM
100 nM
fEPSP slope (% of baseline)
Control
NSI-189 (2.5 h)
NSI-189 (3.5 h)
fEPSP slope (% of baseline)
Time (min)
*
**
Control
NSI-189 (2.5 h)
NSI-189 (3.5 h)
fEPSP slope (% of baseline)

Restoration of LTP from Angelman Syndrome mouse *in vitro* (1 microM)



WT
AS
AS+NSI-189
fEPSP slope (% of baseline)
250
200
150
100
50
-10
-5
0
5
10
15
20
25
30
35
40
Time (min)
fEPSP slope (% of baseline)
200
150
100
50
0
***
##
WT
AS
AS+NSI-189

Reversal of Motor Deficit from Angelman Syndrome mouse *in vivo* (30mg/kg i.p.)



WT-Cont
WT-NSI
AS_Cont
AS-NSI
Hanging time (s)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
D1-D4
D4-D7
D8-D11
D11-D14
D15-D18
D18-D20
3 mg/kg
10 mg/kg
30 mg/kg

Reversal of Cognitive Deficit from Angelman Syndrome mouse *in vivo* (30mg/kg i.p.)

Fear conditioning test


Context test
100
80
60
40
20
0
Freeze time %
Pre-Training
Context
*
##
WT-Vehi
AS-Vehic
WT-NSI1
AS-NSI1


Tone test
80
60
40
20
0
Freeze time %
Pre-tone
Tone
***
##
WT-Vehicle
AS-Vehicle
WT-NSI189
AS-NSI189

Restoration of LTP from Angelman Syndrome mouse *in vivo* (30mg/kg i.p.)

TBS induced LTP



300
200
100
0
-10
0
10
20
30
40
Time (min)
fEPSP slope (% of baseline)
TBS
WT-Vehicle
AS-Vehicle
WT-NSI189
AS-NSI189
#
#
***
200
150
100
50
0
fEPSP slope (% of baseline)
WT-Vehicle
AS-Vehicle
WT-NSI189
AS-NSI189

Normalization of Synaptic Proteins in AS mice hippocampus (30mg/kg i.p.)


2.0
1.5
1.0
0.5
0.0
Ratios
**
*
*
**
*
Arc/Actin
p-TrkB515/TrkB
p-Akt/Akt
WT Control
WT NSI
AS Control
AS NSI

Conclusion

- At 1-3 microM in the CNS, NSI-189 induces fast treatment effects by mechanisms enhancing synaptic plasticity
- At 0.1 – 0.3 microM in the CNS: NSI-189 induces and maintains treatment effects chronically by mechanisms enhancing neurogenesis and regeneration